EXHIBIT 99.3


                                VOTING AGREEMENT

         VOTING AGREEMENT, dated as of November 20, 2000, by and among AGCO Corporation, a Delaware corporation ("Parent"), The Alvin E. McQuinn Revocable Trust (the "Trust"), a trust created pursuant to that certain Trust Agreement (the "Trust Agreement") dated July 19, 1973, as amended, by and between Alvin E. McQuinn and Robert L. Hoffman ("Hoffman") , and Alvin E. McQuinn, a resident of the State of Minnesota ("McQuinn" or individually a "Shareholder" and together with the Trust, the "Shareholders").

         WHEREAS, concurrently herewith, Parent and Ag-Chem Equipment Co., Inc., a Minnesota corporation ("Company"), are entering into an Agreement and Plan of Merger (as amended or supplemented from time to time, the "Merger Agreement") (capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

         WHEREAS, as of the date hereof, the Shareholders own and/or have the power to vote, as applicable, 5,634,148 shares of Company Common Stock (the "Shares");

         WHEREAS, the parties hereto desire that this Agreement apply only to 1,906,393 Shares, representing approximately 19.9% of the voting capital stock of the Company (the "Subject Shares", as such number of Subject Shares may be increased pursuant to Section 2(b) hereof);

         WHEREAS, approval of the Merger Agreement by the Company's shareholders is a condition to the consummation of the Merger;

         WHEREAS, the Company Board has established a special committee of its disinterested directors determined pursuant to Section 302A.673 of the MBCA, who have affirmatively voted pursuant to Section 302A.673 of the MBCA, to approve the Merger Agreement and the transactions contemplated thereby; and

         WHEREAS, as a condition to its entering into the Merger Agreement, Parent has required that the Shareholders agree, and the Shareholders have so agreed, to enter into this Agreement;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         SECTION 1. AGREEMENT TO VOTE. (a) Each of the Shareholders, by this Agreement, hereby (i) agree to appear at any annual, special, postponed or adjourned meeting of the shareholders of the Company or otherwise cause the Subject Shares such Shareholder beneficially owns on the record date of any such meeting to be counted as present thereat for purposes of establishing a quorum and to vote or consent, and (ii) constitute and appoint Parent, or any nominee thereof, with full power of substitution, during and for the term of this Agreement, as each such Shareholder's true and lawful attorney and proxy for and in each such Shareholder's name, place and stead, to vote all the Subject Shares such Shareholder beneficially owns at the time of the record date for such vote, at any annual, special, postponed or adjourned meeting of the shareholders of the Company (and this appointment will include the right to sign the name of each of the Shareholders (as shareholders) to any consent, certificate or other document relating

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to the Company that laws of the State of Minnesota may require or permit, in the case of both (i) and (ii) above, (x) in favor of approval of the Merger
Agreement and approval of the Merger and the transactions contemplated thereby,
(y) against any action, transaction or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement (including, without limitation, any Acquisition Proposal or Superior Proposal), and (z) except as otherwise agreed to in writing in advance by Parent, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries; (B) a sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or any of its Subsidiaries; (C) (1) any change in a majority of the Persons who constitute the Company Board; (2) any change in the present capitalization of the Company or any amendment of the Company Certificate or Company By-Laws; (3) any other material change in the Company's corporate structure or business; or (4) any other action involving the Company or any of its Subsidiaries which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone or materially adversely affect the Merger or any of the transactions contemplated by this Agreement or the Merger Agreement. This proxy and power of attorney is a proxy and power coupled with an interest, and each Shareholder declares that it is irrevocable until this Agreement shall terminate in accordance with its terms. Each Shareholder hereby revokes all and any other proxies with respect to the Subject Shares that such Shareholder may have heretofore made or granted.
For Subject Shares as to which a Shareholder is the beneficial but not the record owner, such Shareholder shall use his or its reasonable best efforts to cause any record owner of such Subject Shares to grant to Parent a proxy to the same effect as that contained herein. Each Shareholder hereby agrees to permit Parent to publish and disclose in the Registration Statement, any related filings under the securities laws and any press release or announcement issued in accordance with the Merger Agreement, such Shareholder's identity, intent in and ownership of the Subject Shares and the nature of the commitments, arrangements and understandings under this Agreement.

         (b) Nothing herein contained shall (i) restrict, limit or prohibit McQuinn or Hoffman from exercising (in his capacity as a director or officer) his fiduciary duties to the shareholders of the Company under applicable law, or
(ii) require McQuinn or Hoffman, in his capacity as an officer of the Company, to take any action in contravention of, or omit to take any action pursuant to, or otherwise take or refrain from taking any actions which are inconsistent with, instructions or directions of the Board of Directors of the Company undertaken in the exercise of his fiduciary duties, provided that nothing in this Section 1(b) shall relieve or be deemed to relieve McQuinn or Hoffman from his obligations under Sections 1 or 2 of this Agreement.

         SECTION 2. DISPOSITION OF SUBJECT SHARES. (a) During the term of this Agreement, except as otherwise expressly provided herein, each Shareholder agrees that such Shareholder will not (i) tender into any tender or exchange offer or otherwise sell, offer for sale, transfer, pledge, assign, hypothecate or otherwise dispose of, or encumber with any security interest, lien, claim, pledge, option, right of first refusal, agreement, charge or other encumbrance or restriction or limitation on such Shareholder's right to vote or dispose of, whether directly or indirectly, any of


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the Subject Shares, (ii) acquire any shares of Company Common Stock or other securities of the Company (otherwise than in connection with a transaction of the type described in Section 2(b)), (iii) deposit the Subject Shares into a voting trust, enter into a voting agreement or arrangement with respect to the Subject Shares or grant any proxy or power of attorney with respect to the Subject Shares, (iv) enter into any contract, commitment, arrangement, understanding or relationship (including any profit sharing arrangement) with respect to the direct or indirect acquisition or sale, transfer, pledge, assignment, hypothecation, disposition or encumbrance with any security interest, lien, claim, pledge, option, right of first refusal, agreement, charge or other encumbrance or restriction or limitation, or other disposition of any interest in or the voting of any Subject Shares or any other securities of the Company, (v) exercise any rights (including, without limitation, under Sections 302A.471 and 302A.473 of the MBCA) to demand appraisal of any Subject Shares which may arise with respect to the Merger, or (vi) take any other action that would in any way restrict, limit or interfere with the performance of such Shareholder's obligations hereunder or the transactions contemplated hereby or which would otherwise diminish the benefits of this Agreement to Parent.

         (b) In the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock or other securities of the Company on, of or affecting the Subject Shares or the like or any other action that would have the effect of changing a Shareholder's ownership of the Company's capital stock or other securities or
(ii) a Shareholder becomes the beneficial owner of any additional shares of Company Common Stock or other securities of the Company, then, except as provided otherwise in this Section 2(b), the terms of this Agreement will apply to the shares of capital stock held by such Shareholder immediately following the effectiveness of the events described in clause (i) or such Shareholder becoming the beneficial owner thereof, as described in clause (ii), as though they were Subject Shares hereunder.

         (c) Each Shareholder hereby agrees, while this Agreement is in effect, to promptly notify Parent of the number of any new Shares acquired by such Shareholder, if any, after the date hereof.

         (d) Each Shareholder agrees with and covenants to Parent that such Shareholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Subject Shares, unless such transfer is made in compliance with this Agreement.

         SECTION 3. OTHER COVENANTS AND AGREEMENTS. (a) Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of their respective obligations under this Agreement. Without limiting the generality of the foregoing, neither party shall enter into any agreement or arrangement (or alter, amend or terminate any existing agreement or arrangement) or take any other action (or fail to take any other action) if such action (or failure) would materially impair the ability of any party to effectuate, carry out or comply with all the terms of this Agreement. Parent agrees to cooperate with each Shareholder in connection with any filings required to be made by a Shareholder in connection with the


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Merger and the transactions contemplated thereby. McQuinn agrees and covenants that he will not, without the prior written consent of Parent, directly or indirectly, take any action, or authorize or direct any action to be taken, that would cause the Trust to be amended, modified, dissolved, revoked or terminated in any manner that would be adverse to Parent.

         (b) In the event a subscription election is made available to the shareholders of the Company under Section 3.02(c) of the Merger Agreement, the Shareholders jointly and severally agree and covenant to exercise such subscription election to subscribe to the maximum number of Parent Common Shares for which such Shareholders are eligible to subscribe pursuant to such Section 3.02(c); provided that, such Shareholders shall only be obligated to subscribe for such number of Parent Common Shares that, when added to the aggregate number of Parent Common Shares received by the Shareholders in the Merger, would equal 7,000,000 Parent Common Shares in the aggregate.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER. Each Shareholder represents and warrants to Parent as follows:

         (a) The Shares constitute all of the securities (as defined in Section 3(a)(10) of the Exchange Act), of the Company beneficially owned, directly or indirectly, by such Shareholder.

         (b) Except for the Shares, each Shareholder does not, directly or indirectly, beneficially own or have any option, warrant or other right to acquire any securities of the Company that are or may by their terms become entitled to vote or any securities that are convertible or exchangeable into or exercisable for any securities of the Company that are or may by their terms become entitled to vote, nor is such Shareholder subject to any contract, commitment, arrangement, understanding, restriction or relationship (whether or not legally enforceable), other than this Agreement, that provides for a Shareholder to vote or acquire any securities of the Company. Such Shareholder holds exclusive power to vote and dispose of the Shares free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, agreement, charge, encumbrance or any other restriction or limitation on their right to vote or dispose of the Shares, and neither Shareholder has granted a proxy to any other Person to vote the Shares, subject to the limitations set forth in this Agreement.

         (c) Each Shareholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Shareholder and, assuming due authorization, execution and delivery of this Agreement by Parent, is a valid and binding obligation of each Shareholder enforceable against each of them in accordance with its terms.

         (d) None of the execution and delivery of this Agreement by such Shareholder, the consummation by such Shareholder of the transactions contemplated hereby or compliance by such Shareholder with any of the provisions hereof shall (i) result in violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond mortgage, indenture, license,


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contract, commitment, lease, permit, franchise, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Shareholder is a party or by which such Shareholder or any of his or its properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, law, statute, rule or regulation applicable to such Shareholder or any of his or its properties or assets, excluding from the foregoing such violations, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on such Shareholder or which would materially impair the ability of such Shareholder to consummate the transactions contemplated hereby.

         (e) The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any governmental body, agency or official except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Shareholder of his or its obligations under this Agreement.

         (f) Each Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Shareholder's execution and delivery of this Agreement.

         (g) There are no Takeover Laws that are applicable to this Agreement or the transactions contemplated hereby.

         SECTION 5. EFFECTIVENESS. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement shall have been duly executed and delivered by the parties thereto.

         SECTION 6. TERMINATION. The termination of this Agreement will occur upon the first to occur of (a) the Effective Time or (b) termination of the Merger Agreement. In the event (i) a Termination Fee is payable by the Company pursuant to Section 8.02(b)(i) or 8.02(b)(ii) of the Merger Agreement and (ii) within 12 months of the termination of the Merger Agreement, the Company consummates an Acquisition Proposal or Superior Proposal, the Shareholders shall pay to Parent in cash simultaneously with the consummation of such Acquisition Proposal or Superior Proposal an amount equal to the product of (x) the excess of the per share consideration paid in connection with such Acquisition Proposal or Superior Proposal over $25.80 multiplied by (y) the number of Subject Shares. The foregoing calculation shall be adjusted appropriately to reflect any stock split, stock dividend, recapitalization, reclassification, combination or exchange of shares of capital stock or other securities of the Company after the date hereof.

         SECTION 7. MISCELLANEOUS.

         (a) NOTICES, ETC. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when


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delivered by telecopy and confirmed by return telecopy, or three days after being mailed by courier service that guarantees overnight delivery, in each case to the applicable addresses set forth below:

         If to Parent:

                  AGCO Corporation
                  4205 River Green Parkway
                  Duluth, Georgia 30096-2568
                  Attention: Stephen D. Lupton, Senior Vice President and
                             General Counsel
                  Fax: (770) 813-6599
                  Phone: (770) 813-6094

         with a copy to:

                  Troutman Sanders LLP
                  Bank of America Plaza
                  Suite 5200
                  600 Peachtree St., N.E.
                  Atlanta, Georgia 30308-2216
                  Attention: Robert W. Grout, Esq.
                  Fax: (404) 962-6789
                  Phone: (404) 885-3152

         If to either Shareholder:

                  Ag-Chem Equipment Co., Inc.
                  5720 Smetana Drive
                  Minnetonka, Minnesota 55343-9688
                  Attention: Alvin E. McQuinn
                  Fax: (952) 933-8799
                  Phone: (952) 933-9006

         with a copy to:

                  Larkin, Hoffman, Daly & Lindgren, Ltd.
                  1500 Wells Fargo Plaza
                  7900 Xerxes Avenue South
                  Bloomington, Minnesota 55431-1194
                  Attention: Frank I. Harvey
                  Fax: (952) 896-3333
                  Phone: (952) 896-3291


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or to such other address as such party shall have designated by notice so given to each other party.

         (b) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by Parent and Shareholder.

         (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective heirs, successors and assigns, including without limitation any party succeeding to the ownership of (or power to vote) the Shares. The foregoing sentence shall be deemed to be an amendment to the Trust Agreement.

         (d) ENTIRE AGREEMENT. This Agreement and the Merger Agreement embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement and the Merger Agreement.

         (e) SEVERABILITY. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other party or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, provided that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

         (f) SPECIFIC PERFORMANCE. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

         (g) REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         (h) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.


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         (i) THIRD PARTY BENEFICIARIES. This Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity who or which is not a party hereto, except the parties hereto acknowledge that Company is a third party beneficiary with respect to Section 1(b) of this Agreement.

         (j) JURISDICTION. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of Minnesota in any action arising in connection with this Agreement, and agrees that any such action shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (j) and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of Minnesota other than for such purposes; provided, further, that if any action arises in connection with the Merger Agreement in a state or federal court other than a state or federal court located in the State of Minnesota, each party hereto agrees to submit to the jurisdiction of such other court with respect to any action arising in connection with this Agreement. Each party hereto hereby waives any right to a trial by jury in connection with any such action.

         (k) GOVERNING LAW. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota to the fullest extent possible.

         (l) NAME, CAPTIONS, GENDER. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         (m) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

         (n) EXPENSES. Each party shall bear its or his own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

         (o) APPLICABILITY. Notwithstanding anything herein to the contrary, the provisions of Section 1 and 2 hereof shall be deemed to apply only to such number of Subject Shares representing 19.9% of the Company's outstanding voting capital stock.


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                       /s/ A.E. McQuinn
                                       -----------------------------------
                                       Alvin E. McQuinn


                                       TRUST

                                       By: /s/ A.E. McQuinn
                                           -------------------------------

                                       Name:  Alvin E. McQuinn

                                       Title: Co-Trustee


                                       By: /s/ Robert L. Hoffman
                                           -------------------------------

                                       Name:  Robert L. Hoffman

                                       Title: Co-Trustee


                                       PARENT

                                       By: /s/ Robert J. Ratliff
                                           -------------------------------

                                       Name:  Robert J. Ratliff

                                       Title: Chairman of the Board


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